UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2012

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 983-8300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the proposed acquisition (the “Acquisition”) by McKesson Corporation (the “Company” or “McKesson”) of PSS World Medical, Inc. (“PSS World Medical”), on December 21, 2012 the Company entered into a $2.1 billion one-year unsecured Senior Bridge Term Loan Agreement (the “Bridge Loan Agreement”) with Bank of America, N.A., as Administrative Agent, and the Lenders party thereto. Subject to the terms and conditions set forth in the Bridge Loan Agreement, up to two borrowings of term loans in an aggregate principal amount of up to $2.1 billion will be made available to the Company at its request to: (i) pay the merger consideration under the Agreement and Plan of Merger, dated as of October 24, 2012, by and among the Company, Palm Merger Sub, Inc., a wholly owned subsidiary of the Company, and PSS World Medical; (ii) repay certain indebtedness of PSS World Medical and its subsidiaries outstanding immediately prior to the closing of the Acquisition; and (iii) pay transaction costs associated with the Acquisition.

The Bridge Loan Agreement contains terms substantially similar to those contained in the Company’s existing revolving credit facility, dated as of September 23, 2011, which was filed with the Securities and Exchange Commission on October 25, 2011 as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q. Similar to the revolving credit facility, borrowing under the Bridge Loan Agreement generally bears interest based upon either a prime rate or the London Interbank Offering Rate. The Bridge Loan Agreement includes, among other terms and conditions standard for transactions of this type, limitations (subject to specified exclusions) on the ability of the Company and its subsidiaries to create liens; engage in certain mergers and consolidations; and enter into swap contracts. In addition, the Bridge Loan Agreement requires that the Company maintain a total debt to total capitalization ratio of no greater than 56.5% throughout the term of the Bridge Loan Agreement. The Bridge Loan Agreement also includes mandatory prepayment provisions requiring the prepayment of the loans and (if applicable) reductions of undrawn commitments thereunder in an amount equal to the net cash proceeds from certain issuances of equity outside the ordinary course of business, certain property loss events, certain asset sales outside the ordinary course of business and the incurrence of certain indebtedness outside the ordinary course of business.

The foregoing description of the Company’s Bridge Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the executed copy of the agreement attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The Company entered into the Bridge Loan Agreement in order to provide funds for its purchase of PSS World Medical prior to the closing of the anticipated permanent financing, and to repay certain indebtedness of PSS World Medical and its subsidiaries. The Company expects that it will refinance all or part of the outstanding amounts under the Bridge Loan Agreement with longer-term debt financing prior to the end of the Bridge Loan Agreement’s one-year term.

Certain of the lenders party to the Bridge Loan Agreement and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is included under Item 1.01 above and it is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 26, 2012, the McKesson and PSS World Medical issued a joint press release announcing that McKesson had received notification of early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed acquisition by McKesson of PSS World Medical. A copy of the joint press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in this Form 8-K, including Exhibit 99.2, is furnished to the Securities and Exchange Commission (the “SEC”), but shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the proposed acquisition, PSS World Medical plans to file a definitive proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PSS WORLD MEDICAL ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of PSS World Medical. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by PSS World Medical with the SEC, at the SEC’s website at http://www.sec.gov. In addition, you may also obtain McKesson’s filings with the SEC, free of charge, from McKesson’s website (www.mckesson.com) under the tab “Investors” through the “SEC Filings” link and you may obtain PSS World Medical’s filings with the SEC, free of charge, from PSS World Medical’s website (www.pssworldmedical.com) under the tab “Investor Relations” through the “SEC Filings” link.

Participants in the Solicitation

McKesson, PSS World Medical and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from PSS World Medical’s shareholders in connection with the proposed transaction. Information regarding McKesson’s directors and executive officers is available in McKesson’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on June 15, 2012. Information regarding PSS World Medical’s directors and executive officers is available in PSS World Medical’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on July 6, 2012. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement and the other relevant documents filed with the SEC when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Senior Bridge Term Loan Agreement, dated as of December 21, 2012, among McKesson Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

99.2	Joint press release issued by McKesson and PSS World Medical dated December 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 26, 2012		McKesson Corporation

		By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and
Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Senior Bridge Term Loan Agreement, dated as of December 21, 2012, among McKesson Corporation, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto.

99.2	Joint press release issued by McKesson and PSS World Medical dated December 26, 2012.